                                                                   EXHIBIT 10.23

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

                       SUBURBAN OSTOMY SUPPLY CO., INC.
                      ST. LOUIS OSTOMY DISTRIBUTORS, INC.


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the or this "First Amendment") is dated as of January 22, 1996 by and between SUBURBAN OSTOMY SUPPLY CO., INC. ("Suburban"), a Massachusetts corporation, ST. LOUIS OSTOMY DISTRIBUTORS, INC. ("St. Louis"), a Missouri corporation and THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), a national banking association.

     NOW, THEREFORE, for the Loan Increase (defined below), for the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto agree as follows:

I.   BACKGROUND
     ----------

     As of July 3, 1995, Suburban and the Lender entered into a revolving reducing loan arrangement of up to Sixteen Million Dollars ($16,000,000.00) (the "Original Loan"). The Original Loan was evidenced by a revolving credit note (the "Original Note") dated July 3, 1995 in the original principal amount of Sixteen Million Dollars ($16,000,000.00) made by Suburban in favor of the Lender. Advances under the Original Note are made, subject to and in accordance with, a credit agreement (the "Original Credit Agreement") dated as of July 3, 1995 between Suburban and the Lender.

     Suburban is acquiring all of the capital stock of St. Louis from St. Louis' sole shareholder, Michael J. Quinn ("Quinn") and St. Louis shall become a wholl-owned subsidiary of Suburban.

     In connection with the acquisition of the stock of St. Louis, the Original Loan is being increased (the "Loan Increase") by up to Nine Million Dollars ($9,000,000.00). Suburban intends to use a portion of the Original Loan and the Loan Increase to purchase such stock and for working capital purposes and St. Louis intends to use proceeds of the Original Loan and the Loan Increase for working capital purposes. The Original Loan as increased by the Loan Increase as may be further modified, amended, supplemented or recast, from time to time, is referred to herein as the "Loan". To facilitate St. Louis' borrowing Loan proceeds, St. Louis is being made a co-borrower with Suburban.

     Suburban and St. Louis, jointly and severally, are delivering to the Lender an amended and restated revolving credit note (the "Note Amendment") which amends and restates the

Original Note to account for the Loan Increase and to make St. Louis as co-borrower thereunder. The Original Note, as amended by the Note Amendment, as may be further amended, modified, supplemented or recast, from time to time, is referred to herein as the "Note".

     St. Louis is securing the payment and performance of all of its obligations under the Note by executing and delivering a Pledge and Security Agreement -- All Assets ("St. Louis Security Agreement"), thereby granting the Lender a security interest in all of St. Louis' assets. In connection with the Note Amendment, Suburban, inter alia, (i) is amending and confirming the Loan
                     ----- ----
Documents executed in connection with the Original Credit Agreement, (ii) is providing the Lender with a stock pledge agreement ("Stock Pledge Agreement") thereby pledging all of the stock of St. Louis as additional security for the Loan and (iii) is providing the Lender with a warrant ("Warrant"), thereby permitting the Lender to purchase 1.25% of the common stock of Suburban.

     In connection with Suburban's acquisition of the stock of St. Louis, Suburban will issue a 10% subordinated promissory note ("Quinn Note") in the original principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) in favor of Quinn. The Quinn Note, as may be amended from time to time, shall be junior and subordinate to all of the obligations of Suburban and St. Louis under the Loan and the Loan Documents, as amended.

     The subordination agreement (the "Original Subordination Agreement") executed in connection with the Original Loan among Herbert P. Gray, Donald H. Benovitz, Melvin Aronson, Patrick Bohan and Stephen Aschettino, Summit Subordinated Debt Fund, L.P. and Summit Investors II, L.P. and Suburban and the Lender is being amended and restated by a first amended and restated subordination agreement ("Subordination Agreement Amendment") dated as of January 22, 1996 and executed by the same parties, as well as, St. Louis and Quinn. The Original Subordination Agreement, as amended by the Subordination Agreement Amendment, and as may be further amended, supplemented, modified or recast from time to time, referred to as the "Subordination Agreement."

     Capitalized terms used in this First Amendment and not defined herein shall have the meanings given such term in the Original Loan Agreement. This First Amendment, together with the Original Loan Agreement and such other amendments, modifications, supplements or restatements, as may be made from time to time, referred to herein as the "Loan Agreement."

II.  AMENDMENTS TO ARTICLE I, DEFINITIONS AND RULES OF
     -------------------------------------------------
     INTERPRETATIONS
     ---------------

     A. The term "Borrower" is hereby amended to delete the phrase therein contained and to insert the following in lieu thereof:

               "Suburban Ostomy Supply Co., Inc., a Massachusetts corporation, and St. Louis Ostomy Distributors, Inc., a Missouri corporation, jointly and severally."

     B. The term "Commitment" is hereby amended to delete the amount "$16,000,000.00" therein contained and to insert the amount "$25,000,000.00" in lieu thereof.

     C. The term "Loan Documents" is hereby amended to delete the phrases therein contained and to insert the following in lieu thereof:

               "The Loan Agreement, the Note, the Security Agreement, as amended, the Patent and Trademark Security Agreement from Suburban, as amended, the St. Louis Security Agreement, the Collateral Assignment of Life Insurance Policies and Rights Thereunder, from Suburban, as amended, the Subordination Agreement, and any other Security Documents, and each of the other documents, agreements and certificates executed by Borrower or any Subsidiary or Affiliate thereof and delivered to Bank in connection with or with regard to the Revolving Credit Loans, as each may be amended, supplemented, modified or recast from time to time."

     D. The term "Security Agreement" is hereby amended (i) to delete the reference to "Borrower" and insert the term "Suburban" in lieu thereof.

     E. The term "Security Documents" is hereby amended to delete the phrases therein contained and to insert the following in lieu thereof:

               "The Security Agreement, the St. Louis Security Agreement, the Patent and Trademark Security Agreement, as amended, from Suburban, the Collateral Assignment of Life Insurance Policies and Rights Thereunder, as amended, from Suburban, the Stock Pledge Agreement, the Collateral Assignment and Security Agreement in Respect of Purchase and Sale Agreement from Suburban, the Collateral Assignment and Security Agreement in Respect of Material Contracts, the Lease Collateral Agreements, the UCC-1 financing statements and each and every other document, agreement, mortgage or collateral assignment given as security for the Obligations."

     F. The term "Subordination Agreement" is amended to include the Subordination Agreement Amendment as defined in this First Amendment.

     G. Each of the definitions set forth in Section I of this First Amendment are incorporated by reference into this Article I of the Credit Agreement as if fully set forth herein.

III. AMENDMENT TO ARTICLE 2, THE REVOLVING CREDIT FACILITY
     -----------------------------------------------------

     Section 2.1(b) is hereby amended by deleting the table set forth therein and inserting the following table in lieu thereof:

===============================================================================

                     PERIOD                      STATED MAXIMUM
- --------------------------------------------------------------------------------
July 3, 1995 -                                     $25,000,000.00
March 1, 1996
- -------------------------------------------------------------------------------

March 2, 1996 -                                    $25,000,000.00
August 30, 1996
- -------------------------------------------------------------------------------
August 31, 1996 -                                  $24,375,000.00
February 28, 1997
- -------------------------------------------------------------------------------
March 1, 1997 -                                    $23,750,000.00
August 29, 1997
- -------------------------------------------------------------------------------
August 30, 1997 -                                  $23,000,000.00
February 27, 1998
- -------------------------------------------------------------------------------
February 28, 1998 -                                $22,250,000.00
August 28, 1998
- -------------------------------------------------------------------------------
August 29, 1998 -                                  $21,000,000.00
February 26, 1999
- -------------------------------------------------------------------------------
February 27, 1999 -                                $20,250,000.00
August 27, 1999
- --------------------------------------------------------------------------------

                                     - 4 -

- --------------------------------------------------------------------------------
August 28, 1999 -                                  $19,000,000.00

(day before last day of Fiscal Quarter
ending on or about)
February 26, 2000
- --------------------------------------------------------------------------------

(last day of Fiscal Quarter ending on or about)    $17,750,000.00
February 26, 2000 and thereafter
================================================================================


IV.  AMENDMENT TO ARTICLE 6, REPRESENTATIONS AND WARRANTIES
     ------------------------------------------------------

     A.   Generally.  Each of the representations and warranties contained in
          ---------
          Article 6 shall be deemed to be made by Suburban and by St. Louis, jointly and severally, except as set forth below:

          1. Section 6.1(a), clause (i) a written is made by Suburban only and by St. Louis makes the following representation and warranty for clause (i) "St. Louis is a Missouri corporation, duly organized and existing pursuant to articles of organization filed with the Missouri Secretary of State on May 18, 1983 and is validly existing and in good standing under the laws of the State of Missouri".

          2.   Suburban and not St. Louis makes the representations contained in
               Section 6.21, in Section 6.23 and in Section 6.24.


     B.   Section 6.19.  Section 6.19 is hereby amended to delete the phrase
          ------------
          therein contained and to insert the following in lieu thereof:

               "Suburban has one wholly owned subsidiary which is St. Louis."

     C.   Section 6.20.  Section 6.20 is hereby amended to delete (i) the term
          ------------
          "Borrower" in such section and insert, "the respective party" in lieu thereof and (ii) the term "Security Agreement" in such section and insert "the Security Documents" in lieu thereof.

     D.   Section 6.23.  Only Suburban makes the representation and warranty
          ------------
          contained in Section 6.23

     E.   Section 6.25.  The following section is hereby added which
          ------------
          representation and warranty is made by St. Louis only:

               As of the date hereof (i) the chief executive office of St. Louis is located at 2701 Clark Avenue, St. Louis, Missouri, (ii) the principal place of business of St. Louis is at 2701 Clark Avenue, St. Louis, Missouri, (iii) the principal books and records of St. Louis and all records of Accounts are located at 2701 Clark Avenue, St. Louis, Missouri, (iv) all other property St. Louis, including, without limitation, all Inventory and Equipment are located at 2701 Clark Avenue, St. Louis, Missouri, and at such other locations as set forth in schedule 6.22 annex and (iv) there is no other office or place of business at which St. Louis conducts its business.

     F. The schedules annexed to this First Amendment update the various affected disclosure schedules to the Original Credit Agreement and the Borrower hereby represents and warrants that such schedules are true, accurate and complete in all material respects and no information is omitted therefrom which would make any of the representations or warranties herein contained materially misleading.

V.   AMENDMENT TO ARTICLE 9 FINANCIAL COVENANTS OF THE BORROWER
     ----------------------------------------------------------

     A. Section 9.4, "Leverage Ratio", is hereby amended by deleting the table therein set forth and inserting the following table in lieu thereof:


================================================================================

            PERIOD                                               RATIO
- --------------------------------------------------------------------------------

On the last day of the
Fiscal Quarters ending:
- --------------------------------------------------------------------------------
March 2, 1996                                             6.00:1.00
June 1, 1996
August 31, 1996
November 30, 1996
March 1, 1997
May 31, 1997
- --------------------------------------------------------------------------------

August 30, 1997                                           5.50:1.00
November 30, 1997
February 28, 1998
May 30, 1998
- --------------------------------------------------------------------------------
August 29, 1998                                           4.70:1.00
November 28, 1998
February 27, 1999
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

May 29, 1999                                              3.30:1.00
August 28, 1999
and thereafter
================================================================================


     B. Section 9.5 "Minimum Trading Assets" is hereby amended by deleting the table therein set forth and inserting the following table in lieu thereof:


================================================================================
     PERIOD                                                  MINIMUM
                                                              AMOUNT
- --------------------------------------------------------------------------------

March 2, 1996 -                                              $11,000,000.00
August 30, 1997
- --------------------------------------------------------------------------------

August 31, 1997                                              $12,100,000.00
and thereafter
================================================================================

VI.  WAIVER OF SURETYSHIP DEFENSES
     -----------------------------

     The following is added as Article 27 to the Credit Agreement:

     "Borrower hereby waives and relinquishes to the fullest extent now or hereafter permitted by law:

     A.   all suretyship defenses and defenses in the nature thereof;

     B. any right or claim of right to cause a marshalling of Borrower's assets or of any security or to cause Bank to proceed against any of the Collateral for the Loan before proceeding otherwise against the Borrower in any particular order;

     C. notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance or nonobservance or other proof or notice of demand whereby to charge Guarantor therefor;

     D. the pleading of any Statute of Limitations as a defense to its obligations hereunder; and

     All rights and remedies of the Lender shall be cumulative and may be exercised in such manner and combination as Lender may determine.

     The Borrower further agrees that, to the extent that Borrower, makes a payment or payments to Bank or Bank receives any proceeds of Collateral, which payment or payments or any part hereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, or their respective estates, trustees, receivers or any other party, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which as been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payments, reduction or satisfaction.



     The liability of St. Louis and Suburban shall in no way be limited or impaired by, and St. Louis and Suburban each hereby assent to and agree to be bound by, any amendment or modification of the Loan Documents or the Security Documents. In addition, the liability of St. Louis and Suburban shall in no way be limited or impaired by:

     1. any extensions of time for performance required by the Loan Documents or the Security Documents;

     2. the accuracy or inaccuracy of any of the representations or warranties made by either or any other party obligated under any of the documents or agreements evidencing obligations of Borrower to Bank;

     3. the release of either or any other person from performance or observance of any of the documents or agreements evidencing obligations of either to Bank by operation of law, Lender's voluntary act or otherwise;

     4. the release or substitution in whole or part of any collateral or security for the obligations, contained in the Loan Documents or any security therefor;

     5. Bank's failure to perfect, protect, secure, or insure any security interest or lien given as security; or

     6. the release of any one or more of the parties obligated hereunder or any other party now or hereafter liable upon or in respect to the Note or any of the documents or agreements evidencing obligations of Borrower to Bank.

     No delay on Bank's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Bank in any instance shall constitute a waiver in any other instance.

VII. CONTRIBUTION
     ------------

     Suburban hereby agrees, that if St. Louis shall pay or have satisfied out of the foreclosure of any security for the Obligations given by St. Louis to Bank, an amount which is more than the Allocable Amount (defined below), St. Louis shall be entitled to seek and receive contribution from and against Suburban and Suburban shall pay to and indemnify St. Louis for the amount of the excess above the Allocable Amount (defined below). As of the date of determination, the

"Allocable Amount" of St. Louis shall be equal to the maximum amount which could then be claimed by Bank against St. Louis under the Obligations without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Federal Bankruptcy Code (11 U.S.C. (S)101 et seq.) or under any successor statute or other applicable statute or under any state uniform fraudulent transfer act, uniform fraudulent conveyance act, or similar statute, or its successor, or under common law. The provisions of this section shall in no respect limit the obligations and liabilities of St. Louis to Bank and St. Louis shall remain liable to Bank for the full payment of the Obligations. Such right of contribution and indemnification shall be subordinate to the Obligations to Bank from Suburban and no payments on account of such contribution and indemnification shall be made until the Obligations have been repaid in full as defined in Section 3.2 (i) of the Subordination Agreement.

VIII.  RATIFICATION
       ------------

       1. The Loan Documents shall otherwise remain unaltered, ratified, confirmed and in full force and effect. Borrower also hereby ratifies and confirms the Note.

       2. Borrower represents and warrants as follows: there are no defenses, offsets or counterclaims against the obligations to Lender evidenced by the Note, or the other Loan Documents and to the extent there are any defenses, offsets or counterclaims the same are hereby waived. All of the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof.


       IN WITNESS WHEREOF the parties hereto have set their hand and seal as of the date first above written.

WITNESS:                      FIRST NATIONAL BANK OF BOSTON


_________________________     By: /s/ Gregory G. O'Brien
James R. Kane                    --------------------------------
                                      Name: Gregory G. O'Brien
                                      Title: Managing Director
                                    Hereunto Duly Authorized


WITNESS:                            SUBURBAN OSTOMY SUPPLY CO., INC.


_________________________     By: /s/ Herbert P. Gray
James Westra                     --------------------------------
                                  Name: Herbert P. Gray
                                       Title: Chairman
                                    Hereunto Duly Authorized

WITNESS:                      ST. LOUIS OSTOMY DISTRIBUTORS, INC.


________________________      By: _______________________________
James Westra               Name:  Stephen N. Aschettino
                                 Title:  Treasurer
                                 Hereunto Duly Authorized